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                                 Exhibit (e)(2)

Revised Schedule A dated May 15, 2003 to the Distribution Agreement between One
             Group Mutual Funds and One Group Dealer Services, Inc.

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                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

Name of the Fund

Money Market Funds
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
U.S. Government Securities Money Market Fund
Municipal Money Market Fund
Michigan Municipal Money Market Fund
Ohio Municipal Money Market Fund
Institutional Prime Money Market Fund
Treasury Only Money Market Fund
Government Money Market Fund
Institutional Tax-Free Money Market Fund
Institutional Prime Plus Money Market Fund

Equity Funds
Small Cap Growth Fund
Small Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Diversified Mid Cap Fund
Large Cap Growth Fund
Large Cap Value Fund
Equity Income Fund
Diversified Equity Fund
Balanced Fund
Equity Index Fund
Market Expansion Index Fund
Health Sciences Fund
Technology Fund
Market Neutral Fund
International Equity Index Fund
Diversified International Fund

Investor Funds
Investor Conservative Growth Fund
Investor Balanced Fund
Investor Growth & Income Fund
Investor Growth Fund

                                       1

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Fixed Income Funds
Ultra Short-Term Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
Bond Fund
Income Bond Fund
Mortgage-Backed Securities Fund
Government Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Short-Term Municipal Bond Fund
Intermediate Tax-Free Bond Fund
Tax-Free Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund

One Group Mutual Funds                    One Group Dealer Services, Inc.


By:    /s/   Robert L. Young              By:    /s/  Mark A. Beeson
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Date:  May 15, 2003                       Date:  May 15, 2003
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